CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2021
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
CONVERTIBLE PREFERRED SHARES
NOTE 11:-	CONVERTIBLE PREFERRED SHARES

      Composition of Convertible Preferred Shares:

Convertible Preferred Shares are carried at the issuance price, net of issuance costs.

Immediately prior to the completion of the IPO in June 2021, all the Convertible Preferred Shares (“the Preferred Shares”) then outstanding were converted into 26,440,239 ordinary shares. As of December 31, 2020, the Preferred Shares  consisted of the following:

	Authorized	Issued and Outstanding	Issuance Price Per Share	Carrying Value, Net

Series A	5,000,000	4,383,300	$0.30	$1,280
Series B	4,619,000	4,619,000	1.08	4,970
Series B-1	1,563,400	1,563,400	0.70	1,100
Series B-2	1,938,100	1,938,100	0.77	1,496
Series C	6,641,900	6,641,900	3.76	24,925
Series D	3,660,027	3,660,027	13.66	49,875
Series E	3,634,512	3,634,512	41.27	149,850
Total	27,056,939	26,440,239		$233,496

Balance Sheet Classification of Convertible Preferred Shares—The convertible preferred shares are not mandatorily redeemable, nor redeemable at the option of the holder after a specified date, but a deemed liquidation event would constitute a redemption event outside of the ordinary shareholders’ control. Therefore, all convertible preferred shares have been presented outside of permanent equity in accordance with ASC 48-10-S99-3A, Distinguishing Liabilities from Equity. Further, the Company did not adjust the carrying value of the convertible preferred shares to their redemption value, since it is uncertain whether or when a redemption event will occur.